Exhibit 99

NEWS RELEASE

The Progressive Corporation	Company Contact:
6300 Wilson Mills Road	Clark Khayat
Mayfield Village, Ohio 44143	(440) 395-2291
http://www.progressive.com

PROGRESSIVE REPORTS OCTOBER RESULTS

MAYFIELD VILLAGE, OHIO — November 17, 2010 — The Progressive Corporation today reported the following results for October 2010:

(millions, except per share amounts and ratios)	October 2010	October 2009	Change

Net premiums written	$1,335.2	$1,300.0	3%
Net premiums earned	$1,394.0	$1,329.1	5%
Net income	$76.5	$106.7	(28)%
Per share	$.12	$.16	(27)%
Total pretax net realized gains (losses) on securities (including net impairment losses)	$25.6	$20.0	28%
Combined ratio	95.9	91.6	4.3 pts.
Average diluted equivalent shares	659.9	670.7	(2)%

(in thousands)	October 2010	October 2009	Change

Policies in Force:
Agency – Auto	4,489.1	4,318.4	4%
Direct – Auto	3,600.5	3,153.8	14%

Total Personal Auto	8,089.6	7,472.2	8%
Total Special Lines	3,645.8	3,472.7	5%

Total Personal Lines	11,735.4	10,944.9	7%

Total Commercial Auto	516.2	521.5	(1)%

Progressive offers insurance to personal and commercial auto drivers throughout the United States. Our Personal Lines business writes insurance for personal autos and recreational vehicles. Our Commercial Auto business writes primary liability, physical damage, and other auto-related insurance for autos and trucks owned by small businesses.

See the “Income Statements” and “Supplemental Information” for further month and year-to-date information and the “Monthly Commentary” at the end of this release for additional discussion.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

INCOME STATEMENT

October 2010

(millions – except per share amounts)

(unaudited)

	Current Month	Comments on Monthly Results[1]

Net premiums written	$1,335.2

Revenues:
Net premiums earned	$1,394.0
Investment income	42.6
Net realized gains (losses) on securities:
Other-than-temporary impairment (OTTI) losses:
Total OTTI losses	0
Non-credit losses, net of credit losses recognized on previously recorded non-credit OTTI losses	0

Net impairment losses recognized in earnings	0
Net realized gains (losses) on securities	25.6

Total net realized gains (losses) on securities	25.6
Service revenues	1.8

Total revenues	1,464.0

Expenses:
Losses and loss adjustment expenses	1,044.7
Policy acquisition costs	133.1
Other underwriting expenses	159.0
Investment expenses	.9
Service expenses	2.1
Interest expense	10.5

Total expenses	1,350.3

Income before income taxes	113.7
Provision for income taxes	37.2

Net income	$76.5

COMPUTATION OF EARNINGS PER SHARE
Basic:
Average shares outstanding	654.4

Per share	$.12

Diluted:
Average shares outstanding	654.4
Net effect of dilutive stock-based compensation	5.5

Total equivalent shares	659.9

Per share	$.12

[1]

See the Monthly Commentary at the end of this release for additional discussion. For a description of our reporting and accounting policies, see Note 1 to our 2009 audited consolidated financial statements included in our 2009 Shareholders’ Report, which can be found at www.progressive.com/annualreport.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

INCOME STATEMENTS

October 2010 Year-to-Date

(millions – except per share amounts)

(unaudited)

	Year-to-Date
	2010	2009	% Change

Net premiums written	$12,536.0	$11,905.0	5

Revenues:
Net premiums earned	$12,085.2	$11,622.5	4
Investment income	434.5	416.4	4
Net realized gains (losses) on securities:
Other-than-temporary impairment (OTTI) losses:
Total OTTI losses	(19.1)	(74.6)	(74)
Non-credit losses, net of credit losses recognized on previously recorded non-credit OTTI losses	5.3	36.2	(85)

Net impairment losses recognized in earnings	(13.8)	(38.4)	(64)
Net realized gains (losses) on securities	57.6	39.7	45

Total net realized gains (losses) on securities	43.8	1.3	3269
Service revenues	15.8	13.8	14
Net gain on extinguishment of debt	6.4	0	NM

Total revenues	12,585.7	12,054.0	4

Expenses:
Losses and loss adjustment expenses	8,554.7	8,204.6	4
Policy acquisition costs	1,147.4	1,133.3	1
Other underwriting expenses	1,490.8	1,312.8	14
Investment expenses	9.4	8.9	6
Service expenses	18.0	16.6	8
Interest expense	112.7	115.4	(2)

Total expenses	11,333.0	10,791.6	5

Income before income taxes	1,252.7	1,262.4	(1)
Provision for income taxes	407.1	403.2	1

Net income	$845.6	$859.2	(2)

COMPUTATION OF EARNINGS PER SHARE
Basic:
Average shares outstanding	658.7	667.8	(1)

Per share	$1.28	$1.29	0

Diluted:
Average shares outstanding	658.7	667.8	(1)
Net effect of dilutive stock-based compensation	5.3	5.1	4

Total equivalent shares	664.0	672.9	(1)

Per share	$1.27	$1.28	0

NM = Not Meaningful

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

INCOME STATEMENT – OTHER INFORMATION

October 2010

(millions – except per share amounts)

(unaudited)

The following table sets forth the comprehensive income for the period:

	Current	Year-to-Date
	Month	2010	2009
Net income	$76.5	$845.6	$859.2

After-tax changes in:
Net unrealized gains (losses) on securities	48.5	404.5	653.1
Net non-credit related OTTI losses	0	(3.5)	(23.5)

Total net unrealized gains (losses) on securities	48.5	401.0	629.6
Net unrealized gains on forecasted transactions	(.2)	(6.4)	(2.2)
Foreign currency translation adjustment	.5	.2	0

Comprehensive income	$125.3	$1,240.4	$1,486.6

Per share	$.19	$1.87	$2.21

The following table sets forth the investment results for the period:

	Current	Year-to-Date
	Month	2010	2009
Fully taxable equivalent total return:
Fixed-income securities	.6%	7.2%	10.9%
Common stocks	4.0%	9.3%	18.9%
Total portfolio	.9%	7.5%	10.8%

Pretax recurring investment book yield	3.4%	3.6%	3.7%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

October 2010

($ in millions)

(unaudited)

Current Month
				Commercial
	Personal Lines Business			Auto	Other	Companywide
	Agency	Direct	Total	Business	Businesses[1]	Total
Net Premiums Written	$694.0	$508.3	$1,202.3	$132.9	$0	$1,335.2
% Growth in NPW	2%	6%	4%	(4)%	NM	3%
Net Premiums Earned	$720.1	$532.0	$1,252.1	$140.9	$1.0	$1,394.0
% Growth in NPE	3%	11%	6%	(5)%	NM	5%

GAAP Ratios
Loss/LAE ratio	74.4	76.9	75.5	70.0	NM	74.9
Expense ratio	20.9	20.5	20.7	23.1	NM	21.0

Combined ratio	95.3	97.4	96.2	93.1	NM	95.9

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$(2.1)
Current accident year						4.8

Calendar year actuarial adjustment	$(1.5)	$.3	$(1.2)	$3.9	$0	$2.7

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$(2.1)
All other development						22.3

Total development						$20.2

Calendar year loss/LAE ratio						74.9

Accident year loss/LAE ratio						76.3

Statutory Ratios
Loss/LAE ratio						75.0
Expense ratio						21.4

Combined ratio						96.4

[1]

The other businesses generated an underwriting loss of $0.1 million for the month. Combined ratios and % growth are not meaningful (NM) due to the low level of premiums earned by, and the variability of loss costs in, such businesses.

[2]	Represents adjustments solely based on our corporate actuarial reviews.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

October 2010 Year-to-Date

($ in millions)

(unaudited)

Year-to-Date
				Commercial
	Personal Lines Business			Auto	Other	Companywide
	Agency	Direct	Total	Business	Businesses[1]	Total
Net Premiums Written	$6,485.6	$4,780.9	$11,266.5	$1,266.6	$2.9	$12,536.0
% Growth in NPW	3%	12%	7%	(4)%	NM	5%
Net Premiums Earned	$6,270.5	$4,551.0	$10,821.5	$1,251.3	$12.4	$12,085.2
% Growth in NPE	2%	12%	6%	(8)%	NM	4%

GAAP Ratios
Loss/LAE ratio	70.7	72.3	71.4	65.5	NM	70.8
Expense ratio	21.4	22.4	21.8	22.6	NM	21.8

Combined ratio	92.1	94.7	93.2	88.1	NM	92.6

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$114.0
Current accident year						56.5

Calendar year actuarial adjustment	$68.8	$52.3	$121.1	$49.4	$0	$170.5

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$114.0
All other development						177.4

Total development						$291.4

Calendar year loss/LAE ratio						70.8

Accident year loss/LAE ratio						73.2

Statutory Ratios
Loss/LAE ratio						70.8
Expense ratio						21.6

Combined ratio						92.4

Statutory Surplus						$5,713.1

NM = Not Meaningful

[1]	On a year-to-date basis, the other businesses generated an underwriting profit of $7.3 million.
[2]	Represents adjustments solely based on our corporate actuarial reviews.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

BALANCE SHEET AND OTHER INFORMATION

(millions – except per share amounts)

(unaudited)

October 2010
CONDENSED GAAP BALANCE SHEET:
Investments – Available-for-sale, at fair value:
Fixed maturities[1] (amortized cost: $11,747.7)	$12,140.2
Equity securities:
Nonredeemable preferred stocks[1] (cost: $613.7)	1,185.5
Common equities (cost: $1,014.2)	1,332.6
Short-term investments (amortized cost: $1,906.4)	1,906.4

Total investments[2,3]	16,564.7
Net premiums receivable	2,829.2
Deferred acquisition costs	444.4
Other assets[3,4]	2,291.1

Total assets	$22,129.4

Unearned premiums	$4,650.3
Loss and loss adjustment expense reserves[4]	7,016.0
Other liabilities	1,665.0
Dividend payable[5]	663.5
Debt	1,958.0
Shareholders’ equity [5]	6,176.6

Total liabilities and shareholders’ equity	$22,129.4

Common shares outstanding	663.5
Shares repurchased – October	.5
Average cost per share	$21.13
Book value per share	$9.31
Trailing 12-month return on average shareholders’ equity	16.9%
Net unrealized pretax gains (losses) on investments	$1,278.8
Increase (decrease) from September 2010	$74.6
Increase (decrease) from December 2009	$617.0
Debt-to-total capital ratio	24.1%
Fixed-income portfolio duration	2.0 years
Weighted average credit quality	AA
Year-to-date Gainshare factor	1.62

[1]	As of October 31, 2010, we held certain hybrid securities and recognized a change in fair value of $3.9 million as a realized gain during the period we held these securities.
[2]	Includes $5.3 billion of short-term investments and U.S. Treasury securities.
[3]	Total investments exclude $6.2 million of net unsettled security transactions, which are included in “other assets” as of October 31, 2010.
[4]	Loss and loss adjustment expense reserves are stated gross of reinsurance recoverables on unpaid losses of $660.1 million.
[5]

Reflects the dividend payable associated with the $1.00 per common share extraordinary cash dividend declared by the Board of Directors in October 2010, with a record date of December 20, 2010 and a payable date of December 29, 2010; amount is estimated based on the number of shares outstanding at October 31, 2010.

Monthly Commentary

•

During October, we incurred about $30.7 million, or 2.2 combined ratio points, of catastrophe losses, compared to $3.2 million, or 0.2 points, last year. This year’s losses were primarily the result of the severe hail storm in Arizona early in the month.

Upcoming Events

We are currently scheduled to release November results on Wednesday, December 15, 2010, before the market opens.

About Progressive

The Progressive Group of Insurance Companies makes it easy to understand, buy, and use auto insurance. Progressive offers choices so consumers can reach us whenever, wherever, and however it’s most convenient for them—online at http://www.progressive.com, by phone at 1-800-PROGRESSIVE, or in-person with a local agent.

Progressive offers insurance for personal and commercial autos and trucks, motorcycles, boats, recreational vehicles, and homes. We’re the fourth largest auto insurer in the country, the largest seller of motorcycle insurance, and a leader in commercial auto insurance. Progressive also offers car insurance online in Australia at http://www.progressivedirect.com.au.

Founded in 1937, Progressive continues its long history of offering shopping tools and services that save customers time and money, like Name Your Price®, the Snapshot DiscountSM, and a concierge level of claims service.

The Common Shares of The Progressive Corporation, the Mayfield Village, Ohio-based holding company, trade publicly at NYSE:PGR.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Statements in this release that are not historical fact are forward-looking statements that are subject to certain risks and uncertainties that could cause actual events and results to differ materially from those reported herein. These risks and uncertainties include, without limitation, uncertainties related to estimates, assumptions, and projections generally; inflation and changes in economic conditions (including changes in interest rates and financial markets); the financial condition of, and other issues relating to the strength of and liquidity available to, issuers of securities held in our investment portfolios and other companies with which we have ongoing business relationships, including counterparties to certain financial transactions; the accuracy and adequacy of our pricing and loss reserving methodologies; the competitiveness of our pricing and the effectiveness of our initiatives to retain more customers; initiatives by competitors and the effectiveness of our response; our ability to obtain regulatory approval for requested rate changes and the timing thereof; the effectiveness of our brand strategy and advertising campaigns relative to those of competitors; legislative and regulatory developments, including, but not limited to, health care reform and tax law changes; disputes relating to intellectual property rights; the outcome of litigation pending or that may be filed against us; weather conditions (including the severity and frequency of storms, hurricanes, snowfalls, hail, and winter conditions); changes in driving patterns and loss trends; acts of war and terrorist activities; our ability to maintain the uninterrupted operation of our facilities, systems (including information technology systems), and business functions; court decisions and trends in litigation and health care and auto repair costs; and other matters described from time to time in our releases and publications, and in our periodic reports and other documents filed with the United States Securities and Exchange Commission. In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when a reserve is established for one or more contingencies. Also, our regular reserve reviews may result in adjustments of varying magnitude as additional information regarding claims activity becomes known. Reported results, therefore, may be volatile in certain accounting periods.